Exhibit 99.2

                        FIRST AMENDMENT TO THIRD RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT


         This First Amendment toThird Restated Revolving Credit Loan Agreement ("Amendment") is effective as of the 30th of July, 2005, between AAON, INC., an Oklahoma corporation ("AAON") and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, INC.)("CP/AAON") (separately and collectively, the "Borrower"), and BANK OF OKLAHOMA, N.A. ("Bank").

                                    RECITALS

         A. Reference is made to the Third Restated Revolving Credit Loan Agreement dated effective July 30, 2004, between Borrower and Bank (the "Credit Agreement") pursuant to which currently exists a $15,150,000 Revolving Credit Loan. Terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

         B. Borrower has requested an extension of the $15,150,000.00 Revolving Credit Loan; and subject to the terms and conditions set forth in this Amendment, Bank has agreed to Borrower's request.

                                    AGREEMENT

         For valuable consideration received, it is agreed as follows:

1.       AMENDMENTS TO THE CREDIT AGREEMENT.

         1.1. Section 1.41 (Termination Date) is hereby amended to evidence the date "July 30, 2005" shall now mean and read "July 30, 2006."

         1.2. Section 7.1 (Tangible Net Worth) is hereby amended to evidence the amount "$30,000,000" shall now mean and read "$55,000,000."

         1.3. Section 7.2 (Total Liabilities to Tangible Net Worth) is hereby amended to evidence the ratio "2.0 to 1.0" shall now mean and read "1.50 to 1.0."

         1.4. Section 7.3 (Working Capital) is hereby amended to evidence the amount "$10,000,000" shall now mean and read "$20,000,000."

2. CONDITIONS PRECEDENT. The obligation of the Bank hereunder is subject to the conditions precedent that the Bank shall have received on or before the day of closing each of the following, in form and substance satisfactory to the Bank and its counsel:

                  2.1.1. This Amendment;

                  2.1.2. The Revolving Credit Note in form and content as set forth on Schedule "2.1.2" attached hereto; and

                  2.1.3. Any other instruments, documents or agreements reasonably requested by Bank in connection herewith.

                                      (1)
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3.       RATIFICATION OF DOCUMENTS. Borrower hereby ratifies and confirms the
Credit Agreement and the Revolving Credit Note, and agrees that they remain in full force and effect, enforceable in accordance with their terms.

4. RATIFICATION OF GUARANTY. Aaon, Inc., a Nevada corporation, hereby ratifies and confirms the Guaranty Agreement dated effective July 1, 1996, and acknowledges and agrees that the Guaranty shall remain in full force and effect notwithstanding the amendments to the Credit Agreement in Section 1, above.

5. BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of the parties hereto, their successors and assigns.

6. GOVERNING LAW. This Amendment and the Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

7. USA Patriot Act Notification. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Bank will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify Borrower, and, if Borrower is not an individual, Bank will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Bank to identify Borrower. Bank may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

8. COSTS, EXPENSES AND FEES. Borrower hereby agrees to pay the reasonable costs, expenses and fees of Bank incurred in connection with the preparation of this document and all related instruments, documents and agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   "Bank"

                                   BANK OF OKLAHOMA, N.A.


                                   By  /s/ Jamey C. Webb
                                      -------------------------------------
                                           Jamey C. Webb, Vice President

                                      (2)

                                   "Borrower"

                                   AAON, INC., an Oklahoma corporation


                                   By  /s/ Norman H. Asbjornson
                                      -------------------------------------
                                           Norman H. Asbjornson, President


                                   AAON COIL PRODUCTS, INC., a Texas
                                   corporation (formerly known as CP/AAON, Inc.)


                                   By  /s/ Norman H. Asbjornson
                                      -------------------------------------
                                           Norman H. Asbjornson, President


                                   "Guarantor"

                                   AAON, INC., a Nevada corporation


                                   By  /s/ Norman H. Asbjornson
                                      -------------------------------------
                                           Norman H. Asbjornson, President

                                      (3)
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                                Schedule "2.1.2"

                          ($15,150,000 Promissory Note)


                                      (4)

                                 PROMISSORY NOTE


$15,150,000                                              Effective July 30, 2005
                                                                 Tulsa, Oklahoma


         FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($15,150,000), or, if less, the aggregate sum of advances made by Lender to Maker under the Third Restated Revolving Credit Agreement dated July 30, 2004, between Maker and Lender (as amended, the "Credit Agreement"), as follows:

         a.       Principal. Principal shall be payable on July 30, 2006.

         b. Interest. Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at maturity, commencing July 31, 2005, based upon the type of loan and interest rate related thereto as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

         This Note is the "Revolving Credit Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms defined in said Credit Agreement are used herein as therein defined.

         All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

         From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

                                      (5)

         The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

         This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

         This Note is an extension and renewal of the $15,150,000 Promissory Note dated effective July 30, 2004 between Maker and Lender and shall be deemed effective as of the date set forth as the date such Promissory Note would have matured if not otherwise renewed or extended hereby.

                                   AAON, INC., an Oklahoma corporation


                                   By  /s/ Norman H. Asbjornson
                                      -------------------------------------
                                           Norman H. Asbjornson, President



                                   AAON COIL PRODUCTS, INC.,
                                   a Texas corporation (formerly known as
                                   CP/AAON, Inc.)


                                   By  /s/ Norman H. Asbjornson
                                      -------------------------------------
                                           Norman H. Asbjornson, President

                                      (6)